UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

August 3, 2020

(Date of earliest event reported)

BALL CORPORATION
(Exact name of Registrant as specified in its charter)

Indiana	001-07349	35-0160610
(State of	(Commission	(IRS Employer
Incorporation)	File No.)	Identification No.)

10 Longs Peak Drive, P.O. Box 5000, Broomfield, CO 80021-2510

(Address of principal executive offices, including ZIP Code)

(303) 469-3131

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	BLL	NYSE

Item 1.01	Entry into a Material Definitive Agreement.

On August 3, 2020, Ball Corporation, an Indiana corporation (“Ball”), entered into a Third Amendment to Credit Agreement (the “Third Amendment”), among Ball Corporation and certain financial institutions party thereto, as lenders, which amends Ball’s existing stock secured Credit Agreement, dated as of March 18, 2016 (as amended, including by the Third Amendment, the “Amended Credit Agreement”), among Ball, as a borrower and guarantor, certain subsidiaries of Ball party thereto as borrowers, Deutsche Bank AG New York Branch, as administrative agent and as collateral agent, the lenders party thereto, the initial facing agents party thereto, and the other parties from time to time party thereto.

The Third Amendment, among other things, modified the financial covenant under the Amended Credit Agreement to require Ball to maintain a net leverage ratio of no greater than (a) 5.00 to 1.00 for any period of four consecutive fiscal quarters of Ball ending on or prior to September 30, 2022 (or, if any such period ends during the four fiscal quarter period commencing with the fiscal quarter in which an acquisition is consummated (each such period, a “Financial Covenant Adjustment Period”), 5.50 to 1.00) or (b) 4.50 to 1.00 for any period of four consecutive fiscal quarters of Ball ending on or after to December 31, 2022 (or, if any such period ends during a Financial Covenant Adjustment Period, 5.00 to 1.00).

The foregoing description of the Third Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Third Amendment, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K, and which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 4, 2020, Ball entered into the Third Amendment as described under Item 1.01 above. The description of the Third Amendment set forth in Item 1.01 above is hereby incorporated by reference under this Item 2.03.

The foregoing description of the Third Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Third Amendment, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K, and which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following are furnished as exhibits to this report:

Exhibit No.	Description
10.1	Third Amendment to Credit Agreement, dated as of August 3, 2020, among Ball Corporation and certain financial institutions party thereto, as lenders.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALL CORPORATION

Date: August 4, 2020	By:	/s/ Charles E. Baker
Name: Charles E. Baker
Title: Vice President, General Counsel and Corporate Secretary